UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 14, 2015 (September 9, 2015)

TYCO INTERNATIONAL PLC

(Exact name of registrant as specified in its charter)

Ireland	001-13836	98-0390500
(Jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Unit 1202 Building 1000 City Gate

Mahon, Cork, Ireland

(Address of Principal Executive Offices, including Zip Code)

353-21-423-5000

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

The disclosure under Item 8.01 below regarding the Base Indenture and Supplemental Indentures is incorporated under this Item 1.01 by reference.

ITEM 8.01	OTHER EVENTS.

Pricing of Notes Offering

On September 9, 2015, Tyco International plc (the “Company”), Tyco Fire & Security Finance S.C.A. (“Tyco Luxembourg”) and Tyco International Finance S.A. (“TIFSA”) entered into an underwriting agreement (the “Underwriting Agreement”) with the underwriters named in Schedule I thereto (collectively, the “Underwriters”) under which TIFSA agreed to sell to the Underwriters (i) $750 million aggregate principal amount of its 3.900% Notes due 2026 (the “2026 Notes”) and (i) $750 million aggregate principal amount of its 5.125% Notes due 2045 (the “2045 Notes” and, together with the 2026 Notes, the “Notes”) in an offering registered under the Securities Act of 1933, as amended (the “Notes Offering”). The Notes are fully and unconditionally guaranteed (the “Guarantees”) by each of the Company and Tyco Luxembourg.

The Notes and Guarantees were registered by the Company, Tyco Luxembourg and TIFSA pursuant to a Registration Statement on Form S-3 (Registration No. 333-200314) (the “Registration Statement”) filed with the Securities and Exchange Commission, which Registration Statement includes a Prospectus dated November 17, 2014 and a Prospectus Supplement dated September 9, 2015.

On September 14, 2015, TIFSA completed the Notes Offering. The Notes were issued pursuant to an Indenture, dated as of February 25, 2015 (the “Base Indenture”), among TIFSA, the Company, Tyco Luxembourg and Deutsche Bank Trust Company Americas, as trustee, as supplemented by (i) in the case of 2026 Notes, the Second Supplemental Indenture, dated as of September 14, 2015 (the “Second Supplemental Indenture”), among TIFSA, the Company, Tyco Luxembourg, Deutsche Bank Trust Company Americas, as trustee and (ii) in the case of 2045 Notes, the Third Supplemental Indenture, dated as of September 14, 2015 (the “Third Supplemental Indenture” and, together with the Second Supplemental Indenture, the “Supplemental Indentures”), among TIFSA, the Company, Tyco Luxembourg, Deutsche Bank Trust Company Americas, as trustee.

TIFSA intends to use the net proceeds from the sale of the notes to fund the redemption price of the entire $364.3 million in aggregate principal amount of its outstanding 8.5% Notes due 2019 that were previously called for redemption (including any make-whole premium and accrued and unpaid interest due on such notes), and the remaining net proceeds for general corporate purposes, which may include acquisitions, repayment of debt, capital expenditures, investments in subsidiaries, repurchases of ordinary shares and funding of legacy liabilities.

The Notes are TIFSA’s senior unsecured obligations and rank equally in right of payment with all of its existing and future senior debt, and senior to any subordinated indebtedness that TIFSA may incur. The Notes are fully and unconditionally guaranteed on a senior unsecured basis by the Company and Tyco Luxembourg.

The 2026 Notes will bear interest at a rate of 3.900% per year from the date of original issuance or from the most recent interest payment date to which interest has been paid or provided for. Interest on the 2026 Notes will be payable on February 14 and August 14 of each year, commencing on February 14, 2016. The 2045 Notes will bear interest at a rate of 5.125% per year from the date of original issuance or from the most recent interest payment date to which interest has been paid or provided for. Interest on the 2045 Notes will be payable on March 14 and September 14 of each year, commencing on March 14, 2016.

Prior to November 14, 2025 (three months prior to the maturity date of the 2026 Notes), with respect to the 2026 Notes, and prior to March 14, 2045 (six months prior to the maturity date of the 2045 Notes), with respect to the 2045 Notes, TIFSA may, at its option, redeem the applicable series of Notes, in whole at any time or in part from time to time, at a price equal to the greater of the principal amount of the applicable Notes to be redeemed or a “make-whole” amount, plus in either case, accrued and unpaid interest, if any, to, but excluding, the redemption date. On or after November 14, 2025 (three months prior to the maturity date of the 2026 Notes), with respect to the 2026 Notes, and on or after March 14, 2045 (six months prior to the maturity date of the 2045 Notes), with respect to the 2045 Notes, TIFSA may, at its option, redeem the applicable series of Notes, in whole at any time or in part from time to time at a redemption price equal to 100% of the principal amount of the applicable Notes to be redeemed, plus accrued and unpaid interest, if any, to, but excluding, the redemption date. TIFSA also may redeem all, but not less than all, of a series of Notes in the event of certain tax changes affecting such Notes.

Upon the occurrence of a change of control triggering event (as defined in the applicable Supplemental Indenture), unless TIFSA has exercised its right to redeem the Notes, each holder of Notes will have the right to require TIFSA to purchase all or a portion of such holder’s Notes at a purchase price equal to 101% of the principal amount thereof, plus accrued and unpaid interest, if any, to the date of purchase.

Copies of the Underwriting Agreement, Second Supplemental Indenture and Third Supplemental Indenture are attached hereto as Exhibits 1.1, 4.1 and 4.2, respectively, and are incorporated herein by reference. The Company is filing Exhibits 5.1, 5.2 and 5.3 below as exhibits to this Current Report for the purpose of incorporating them as exhibits to the Registration Statement and such exhibits are incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated September 9, 2015, by and among Tyco International Finance S.A., Tyco International plc and Tyco Fire & Security Finance S.C.A., and the underwriters named in Schedule I thereto.

4.1	Second Supplemental Indenture, dated as of September 14, 2015, among Tyco International Finance S.A., Tyco International plc, Tyco Fire & Security Finance S.C.A., Deutsche Bank Trust Company Americas, as trustee.

4.2	Third Supplemental Indenture, dated as of September 14, 2015, among Tyco International Finance S.A., Tyco International plc, Tyco Fire & Security Finance S.C.A., Deutsche Bank Trust Company Americas, as trustee.

4.3	Form of 2026 Notes (included as Exhibit A to Exhibit 4.1).

4.4	Form of 2045 Notes (included as Exhibit A to Exhibit 4.2).

5.1	Opinion of Gibson, Dunn & Crutcher LLP.

5.2	Opinion of Allen & Overy (société en commandite simple).

5.3	Opinion of Arthur Cox.

23.1	Consent of Gibson, Dunn & Crutcher LLP (included in Exhibit 5.1).

23.2	Consent of Allen & Overy (société en commandite simple) (included in Exhibit 5.2).

23.3	Consent of Arthur Cox (included in Exhibit 5.3).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TYCO INTERNATIONAL PLC
(Registrant)

	By:	/a/ Andrea Goodrich
Andrea Goodrich
Corporate Secretary and Associate General Counsel
Date: September 14, 2015

Exhibit Index

Exhibit No.	Description

1.1	Underwriting Agreement, dated September 9, 2015, by and among Tyco International Finance S.A., Tyco International plc and Tyco Fire & Security Finance S.C.A., and the underwriters named in Schedule I thereto.

4.1	Second Supplemental Indenture, dated as of September 14, 2015, among Tyco International Finance S.A., Tyco International plc, Tyco Fire & Security Finance S.C.A., Deutsche Bank Trust Company Americas, as trustee.

4.2	Third Supplemental Indenture, dated as of September 14, 2015, among Tyco International Finance S.A., Tyco International plc, Tyco Fire & Security Finance S.C.A., Deutsche Bank Trust Company Americas, as trustee.

4.3	Form of 2026 Notes (included as Exhibit A to Exhibit 4.1).

4.4	Form of 2045 Notes (included as Exhibit A to Exhibit 4.2).

5.1	Opinion of Gibson, Dunn & Crutcher LLP.

5.2	Opinion of Allen & Overy (société en commandite simple).

5.3	Opinion of Arthur Cox.

23.1	Consent of Gibson, Dunn & Crutcher LLP (included in Exhibit 5.1).

23.2	Consent of Allen & Overy (société en commandite simple) (included in Exhibit 5.2).

23.3	Consent of Arthur Cox (included in Exhibit 5.3).